UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2016

Akoustis Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-193467	33-1229046
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

9805 Northcross Center Court, Suite H

Huntersville, NC 28078

(Address of principal executive offices, including zip code)

704-997-5735

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

On April 14, 2016, Akoustis Technologies, Inc. (“Akoustis” or the “Company”) held the final closing of a private placement offering (the “Offering”) in which we sold 1,922,185 shares of our common stock, par value $0.001 per share (the “Common Stock”) at a fixed purchase price of $1.60 per share (the “Offering Price”), for aggregate gross proceeds of $3,075,496 (before deducting expenses of the Offering). As previously reported, on March 10, 2016, we held a first closing of the Offering for $501,000; thus, the total number of shares of Common Stock issued in the Offering was 2,235,310 shares, for gross proceeds before expenses of $3,576,496.

If, during the period from the first Closing of the Offering until ninety (90) days after the date on which the Registration Statement (as defined in the Registration Rights Agreement referred to below) is declared effective by the Securities and Exchange Commission, the Company shall issue additional shares of Common Stock or Common Stock equivalents (subject to customary exceptions, including but not limited to issuances of awards under the Company’s 2015 Equity Incentive Plan and certain issuances of securities in connection with credit arrangements, equipment financings, lease arrangements or similar transactions) for a consideration per share less than the Offering Price (as adjusted for any subsequent stock dividend, stock split, distribution, recapitalization, reclassification, reorganization or similar event) (the “Lower Price”), each such investor will be entitled to receive from the Company additional shares of Common Stock in an amount such that, when added to the number of shares of Common Stock initially purchased by such investor, will equal the number of shares of Common Stock that such investor’s Offering subscription amount would have purchased at the Lower Price.

The Offering was exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption provided by Regulation D promulgated by the SEC thereunder. The Common Stock in the Offering was sold to “accredited investors” as defined in Regulation D.

In connection with the Offering, we agreed to pay Katalyst Securities LLC and Northland Securities, Inc., each a U.S. registered broker-dealer (the “Placement Agents”) a cash commission of 8% of the gross proceeds raised from investors first contacted by the Placement Agents in the Offering. In addition, the Placement Agents received warrants to purchase a number of shares of Common Stock equal to 10% of the number of shares of Common Stock sold in the Offering, with a term of five (5) years and an exercise price of $1.60 per share (the “Placement Agent Warrants”). Any sub-agent of the Placement Agents that introduced investors to the Offering was entitled to share in the cash fees and warrants attributable to those investors as described above.

As a result of the foregoing, the Placement Agents and their sub-agents were paid an aggregate commission of $196,752 and were issued Placement Agent Warrants to purchase an aggregate of 153,712 shares of Common Stock. We were also required to reimburse the Placement Agents approximately $17,500 of legal expenses incurred in connection with the Offering, of which $7,500 was paid by the issuance of 4,690 shares of Common Stock (valued at the Offering Price).

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In connection with the Offering, we entered into a Registration Rights Agreement, pursuant to which we have agreed that promptly, but no later than 90 calendar days from the final closing of the Offering, the Company will file a registration statement with the SEC (the “Registration Statement”) covering the resale of the shares of Common Stock issued in the Offering (the “Registrable Shares”). The Company must use its commercially reasonable efforts to ensure that such Registration Statement is declared effective within 180 calendar days after filing with the SEC. If (a) the Company is late in filing the Registration Statement, (b) the Registration Statement is not declared effective within 120 days after the final closing of the Offering, (c) the Registration Statement ceases for any reason to remain effective or the holders of Registrable Shares are otherwise not permitted to utilize the prospectus therein to resell the Registrable Shares for a period of more than fifteen consecutive trading days; or (d) the Registrable Shares are not listed or included for quotation on OTC Markets, Nasdaq, the New York Stock Exchange or NYSE MKT, or trading of the Common Stock is suspended or halted for more than three consecutive trading days, the Company will make payments to each holder of Registrable Shares as monetary penalties at a rate equal to 12% of the Offering Price per annum for each share affected during the period of such failure; provided, however, that in no event will the aggregate of any such penalties exceed 8% of the Offering Price per share. No liquidated damages shall accrue with respect to any Registrable Shares removed from the Registration Statement in response to a comment from the staff of the SEC limiting the number of shares of Common Stock which may be included in the Registration Statement (a “Cutback Comment”) or after the shares may be resold under Rule 144 under the Securities Act or another exemption from registration under the Securities Act.

The Company must keep the Registration Statement effective until the earlier of (i) two years from the date it is declared effective by the SEC and (ii) the date Rule 144 is available to the holders of Registrable Shares with respect to all of their Registrable Shares without volume or other limitations.

The holders of Registrable Shares (including any shares of Common Stock removed from the Registration Statement as a result of a Cutback Comment) will have “piggyback” registration rights for such Registrable Shares with respect to up to two registration statements filed by the Company following the effectiveness of the Registration Statement that would permit the inclusion of such shares, subject to customary cutback pro rata in an underwritten offering.

We will pay all expenses in connection with any registration obligation provided in the registration Rights Agreement, including, without limitation, all registration, filing, stock exchange fees, printing expenses, all fees and expenses of complying with applicable securities laws, and the fees and disbursements of our counsel and of our independent accountants. Each investor will be responsible for its own sales commissions, if any, transfer taxes and the expenses of any attorney or other advisor such investor decides to employ.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the text thereof filed as an exhibit hereto, which is incorporated herein by reference.

Item 3.02         Unregistered Sales of Equity Securities

The information set forth under Item 1.01 above is incorporated herein by reference.

This Current Report on Form 8-K is issued in accordance with Rule 135c under the Securities Act, and is neither an offer to sell any securities, nor a solicitation of an offer to buy, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

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Item 9.01         Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed with this Report:

Exhibit No.	Description
10.1	Subscription Agreement among the Company and the investors in the Offering

10.2	Form of Placement Agent Warrant

10.3	Registration Rights Agreement among the Company and the investors in the Offering (As filed with the Company’s Current Report on Form 8-K as filed with the SEC on March 11, 2016 and incorporated herein by reference.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AKOUSTIS TECHNOLOGIES, INC.

By:	/s/ Jeffrey B. Shealy
Name: Jeffrey B. Shealy
Title: Chief Executive Officer

Date: April 20, 2016

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